Summary of Major Accounting Policies	12 Months Ended
Aug. 31, 2011
Summary of Major Accounting Policies [Abstract]
Summary of major accounting policies
(1)    Summary of Major Accounting Policies

Description of Business
The Company is principally in the retail drugstore business and its operations are within one reportable segment.  At August 31, 2011, there were 8,210 drugstore and other locations in 50 states, the District of Columbia, Guam and Puerto Rico.  Prescription sales were 64.7% of total sales for fiscal 2011 compared to 65.2% in 2010 and 65.3% in 2009.

Basis of Presentation
The consolidated financial statements include the accounts of the Company and its subsidiaries.  All intercompany transactions have been eliminated.  The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America and include amounts based on management's prudent judgments and estimates. Actual results may differ from these estimates.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and all highly liquid investments with an original maturity of three months or less.  Credit and debit card receivables from banks, which generally settle within two business days, of $83 million and $80 million were included in cash and cash equivalents at August 31, 2011 and 2010, respectively.  At August 31, 2011 and 2010, the Company had $1,239 million and $1,030 million, respectively, in money market funds, all of which was included in cash and cash equivalents.  The Company did not invest in U.S. Treasury Bills at August 31, 2011, compared to $600 million at August 31, 2010, which was included in cash and cash equivalents.

The Company's cash management policy provides for controlled disbursement.  As a result, the Company had outstanding checks in excess of funds on deposit at certain banks.  These amounts, which were $229 million at August 31, 2011, and $235 million at August 31, 2010, are included in trade accounts payable in the accompanying Consolidated Balance Sheets.

The Company holds restricted cash to support certain insurance obligations.  Restricted cash at August 31, 2011, was $191 million and is recorded within other non-current assets within the Consolidated Balance Sheets.  In fiscal year 2010, insurance obligations were supported by issued letters of credit, some of which were subsequently released in the current fiscal year upon establishing a restricted cash account.

Financial Instruments
The Company had $143 million and $185 million of outstanding letters of credit at August 31, 2011 and 2010, respectively, which guarantee the purchase of foreign goods, and additional outstanding letters of credit of $40 million and $233 million at August 31, 2011 and 2010, respectively, which guarantee payments of insurance claims.  The insurance claim letters of credit are annually renewable and will remain in place until the insurance claims are paid in full.  In the current fiscal year, the Company began using restricted cash to secure some of its insurance claims.   Letters of credit of $13 million and $19 million were outstanding at August 31, 2011, and August 31, 2010, respectively, to guarantee performance of construction contracts.  The Company pays a facility fee to the financing bank to keep these letters of credit active.  The Company had real estate development purchase commitments of $240 million and $370 million at August 31, 2011 and 2010, respectively.

The Company uses interest rate swaps to manage its interest rate exposure associated with some of its fixed rate borrowings.  At August 31, 2011, $1,550 million of fixed rate debt was converted to variable rate.  These swaps are accounted for according to ASC Topic 815, Derivatives and Hedging.  The swaps are measured at fair value in accordance with ASC Topic 820, Fair Value Measurement and Disclosures.  See Notes 8 and 9 for additional disclosure regarding financial instruments.

Inventories
Inventories are valued on a lower of last-in, first-out (LIFO) cost or market basis.  At August 31, 2011 and 2010, inventories would have been greater by $1,587 million and $1,379 million, respectively, if they had been valued on a lower of first-in, first-out (FIFO) cost or market basis.  Inventory includes product costs, inbound freight, warehousing costs and vendor allowances not classified as a reduction of advertising expense.

Cost of Sales
Cost of sales is derived based upon point-of-sale scanning information with an estimate for shrinkage and is adjusted based on periodic inventories.  In addition to product costs, cost of sales includes warehousing costs, purchasing costs, freight costs, cash discounts and vendor allowances.

Selling, General and Administrative Expenses
Selling, general and administrative expenses mainly consist of store salaries, occupancy costs, and expenses directly related to stores.  Other administrative costs include headquarters’ expenses, advertising costs (net of advertising revenue) and insurance.

Vendor Allowances
Vendor allowances are principally received as a result of purchases, sales or promotion of vendors' products.  Allowances are generally recorded as a reduction of inventory and are recognized as a reduction of cost of sales when the related merchandise is sold.  Those allowances received for promoting vendors' products are offset against advertising expense and result in a reduction of selling, general and administrative expenses to the extent of advertising costs incurred, with the excess treated as a reduction of inventory costs.

Property and Equipment
Depreciation is provided on a straight-line basis over the estimated useful lives of owned assets.  Leasehold improvements and leased properties under capital leases are amortized over the estimated useful life of the property or over the term of the lease, whichever is shorter.  Estimated useful lives range from 10 to 39 years for land improvements, buildings and building improvements; and 3 to 12 1/2 years for equipment.  Major repairs, which extend the useful life of an asset, are capitalized; routine maintenance and repairs are charged against earnings.  The majority of the business uses the composite method of depreciation for equipment.  Therefore, gains and losses on retirement or other disposition of such assets are included in earnings only when an operating location is closed, completely remodeled or impaired. Fully depreciated property and equipment are removed from the cost and related accumulated depreciation and amortization accounts.  Property and equipment consists of (in millions):

	2011	2010
Land and land improvements
Owned locations	$3,209	$3,135
Distribution centers	96	103
Other locations	240	233
Buildings and building improvements
Owned locations	3,651	3,442
Leased locations (leasehold improvements only)	1,235	1,099
Distribution centers	596	592
Other locations	372	343
Equipment
Locations	4,468	4,126
Distribution centers	1,098	1,106
Other locations	423	410
Capitalized system development costs	328	333
Capital lease properties	118	97
	15,834	15,019
Less: accumulated depreciation and amortization	4,308	3,835
	$11,526	$11,184

Depreciation expense for property and equipment was $809 million in fiscal 2011, $804 million in fiscal 2010 and $787 million in fiscal 2009.

The Company capitalizes application stage development costs for significant internally developed software projects, such as upgrades to the store point of sale system.  These costs are amortized over a five-year period.  Amortization was $58 million in fiscal 2011, $44 million in fiscal 2010 and $40 million in fiscal 2009.  Unamortized costs at August 31, 2011 and 2010, were $230 million and $244 million, respectively.

Goodwill and Other Intangible Assets
Goodwill represents the excess of the purchase price over the fair value of assets acquired and liabilities assumed.  The Company accounts for goodwill and intangibles under ASC Topic 350, Intangibles – Goodwill and Other, which does not permit amortization, but requires the Company to test goodwill and other indefinite-lived assets for impairment annually or whenever events or circumstances indicate impairment may exist.

Revenue Recognition
The Company recognizes revenue at the time the customer takes possession of the merchandise.  Customer returns are immaterial.  Sales taxes are not included in revenue.

The services the Company provided to its pharmacy benefit management (PBM) clients included: plan set-up, claims adjudication with network pharmacies, formulary management, and reimbursement services.  Through its PBM, the Company acted as an agent in administering pharmacy reimbursement contracts and did not assume credit risk.  Therefore, revenue was recognized as only the differential between the amount receivable from the client and the amount owed to the network pharmacy.  The Company acted as an agent to its clients with respect to administrative fees for claims adjudication.  Those service fees were recognized as revenue.

Gift Cards
The Company sells Walgreens gift cards to retail store customers and through its website.  The Company does not charge administrative fees on unused gift cards and most gift cards do not have an expiration date.  Income from gift cards is recognized when (1) the gift card is redeemed by the customer; or (2) the likelihood of the gift card being redeemed by the customer is remote ("gift card breakage") and there is no legal obligation to remit the value of unredeemed gift cards to the relevant jurisdictions.  The Company’s gift card breakage rate is determined based upon historical redemption patterns.  Gift card breakage income, which is included in selling, general and administrative expenses, was not significant in fiscal 2011, 2010 or 2009.

Impaired Assets and Liabilities for Store Closings
The Company tests long-lived assets for impairment whenever events or circumstances indicate that a certain asset may be impaired.  Store locations that have been open at least five years are reviewed for impairment indicators at least annually.  Once identified, the amount of the impairment is computed by comparing the carrying value of the assets to the fair value, which is based on the discounted estimated future cash flows.  Impairment charges included in selling, general and administrative expenses were $44 million in fiscal 2011, $17 million in fiscal 2010 and $10 million in fiscal 2009.

The Company also provides for future costs related to closed locations.  The liability is based on the present value of future rent obligations and other related costs (net of estimated sublease rent) to the first lease option date.  The reserve for store closings was $145 million, $151 million and $99 million in fiscal 2011, 2010 and 2009, respectively.  See Note 3 for additional disclosure regarding the Company’s reserve for future costs related to closed locations.

Insurance
The Company obtains insurance coverage for catastrophic exposures as well as those risks required by law to be insured.  It is the Company's policy to retain a significant portion of certain losses related to workers' compensation, property, comprehensive general, pharmacist and vehicle liability.  Liabilities for these losses are recorded based upon the Company's estimates for claims incurred and are not discounted.  The provisions are estimated in part by considering historical claims experience, demographic factors and other actuarial assumptions.

Pre-Opening Expenses
Non-capital expenditures incurred prior to the opening of a new or remodeled store are expensed as incurred.

Advertising Costs
Advertising costs, which are reduced by the portion funded by vendors, are expensed as incurred.  Net advertising expenses, which are included in selling, general and administrative expenses, were $271 million in fiscal 2011, $271 million in fiscal 2010 and $334 million in fiscal 2009.  Included in net advertising expenses were vendor advertising allowances of $218 million in fiscal 2011, $197 million in fiscal 2010 and $174 million in fiscal 2009.

Stock-Based Compensation Plans
In accordance with ASC Topic 718, Compensation – Stock Compensation, the Company recognizes compensation expense on a straight-line basis over the employee's vesting period or to the employee's retirement eligible date, if earlier.

Total stock-based compensation expense for fiscal 2011, 2010 and 2009 was $135 million, $84 million and $84 million, respectively.  The recognized tax benefit was $49 million, $29 million and $29 million for fiscal 2011, 2010 and 2009, respectively.

Unrecognized compensation cost related to non-vested awards at August 31, 2011, was $122 million.  This cost is expected to be recognized over a weighted average of three years.

Income Taxes
The Company accounts for income taxes according to the asset and liability method. Under this method, deferred tax assets and liabilities are recognized based upon the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured pursuant to tax laws using rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized.

In determining the Company’s provision for income taxes, an annual effective income tax rate based on full-year income, permanent differences between book and tax income, and statutory income tax rates is used. The effective income tax rate also reflects the Company’s assessment of the ultimate outcome of tax audits. Discrete events such as audit settlements or changes in tax laws are recognized in the period in which they occur.

The Company is subject to routine income tax audits that occur periodically in the normal course of business.  U.S. federal, state and local and foreign tax authorities raise questions regarding the Company’s tax filing positions, including the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the tax benefits associated with its various tax filing positions, the Company records a tax benefit for uncertain tax positions using the highest cumulative tax benefit that is more likely than not to be realized. Adjustments are made to the liability for unrecognized tax benefits in the period in which the Company determines the issue is effectively settled with the tax authorities, the statute of limitations expires for the return containing the tax position or when more information becomes available. The Company’s liability for unrecognized tax benefits, including accrued penalties and interest, is included in other long-term liabilities on the Consolidated Balance Sheets and in income tax expense in the Consolidated Statements of Earnings.

Earnings Per Share
The dilutive effect of outstanding stock options on earnings per share is calculated using the treasury stock method.  Stock options are anti-dilutive and excluded from the earnings per share calculation if the exercise price exceeds the average market price of the common shares.  Outstanding options to purchase common shares were excluded from the earnings per share calculations because they were anti-dilutive.  At August 31, 2011 and 2010, these options were 16,869,061 and 30,661,551, respectively.

Interest Expense
The Company capitalized $10 million, $12 million and $16 million of interest expense as part of significant construction projects during fiscal 2011, 2010 and 2009, respectively.  Interest paid, which is net of capitalized interest, was $89 million in fiscal years 2011, 2010 and 2009.

Accumulated Other Comprehensive Income (Loss)
The Company follows ASC Topic 715, Compensation – Retirement Benefits, for treatment of its postretirement medical liability.  The amount included in accumulated other comprehensive income related to the Company's postretirement plan was a gain of $4 million ($16 million after tax) at August 31, 2011, compared to a loss of $57 million ($24 million after tax) at August 31, 2010.  The minimum postretirement liability totaled $407 million and $441 million at August 31, 2011 and 2010, respectively.

New Accounting Pronouncements
In August 2010, the Financial Accounting Standards Board (FASB) issued an exposure draft on lease accounting that would require entities to recognize assets and liabilities arising from lease contracts on the balance sheet.  The proposed exposure draft states that lessees and lessors should apply a “right-of-use model” in accounting for all leases.  Under the proposed model, lessees would recognize an asset for the right to use the leased asset, and a liability for the obligation to make rental payments over the lease term.  The lease term is defined as the longest possible term that is “more likely than not” to occur.  The accounting by a lessor would reflect its retained exposure to the risks or benefits of the underlying leased asset.  A lessor would recognize an asset representing its right to receive lease payments based on the expected term of the lease.  On the basis of feedback received from comment letters, roundtables, and outreach sessions, the FASB has made significant changes to the proposals in the exposure draft and therefore has decided to re-expose the revised exposure draft in the first quarter of 2012.  The proposed standard, as currently drafted, will have a material impact on the Company’s reported results of operations and financial position.  The impact of this exposure draft is non-cash in nature and will not affect the Company’s cash position.

On June 16, 2011, the FASB issued Accounting Standards Update (ASU) 2011-05, Presentation of Comprehensive Income.  ASU 2011-05 requires entities to present the total of comprehensive income, the components of net income and the components of other comprehensive income in either (1) a single continuous statement of comprehensive income or (2) two separate but consecutive statements.  The ASU does not change the items that are required to be reported in other comprehensive income.  The ASU is effective for interim and annual periods beginning after December 15, 2011, and will be applied retrospectively.  The Company is still evaluating which of the two alternatives it will apply in reporting comprehensive income.  Neither alternative will have a material impact on the Company’s results of operations or financial position.

On September 15, 2011, the FASB issued ASU 2011-08, Intangibles – Goodwill and Other, which simplifies how an entity is required to test goodwill for impairment. This ASU would allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under the ASU, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The ASU includes a number of factors to consider in conducting the qualitative assessment.  The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  Early adoption is permitted. This standard is not expected to have a material impact on the Company’s reported results of operations or financial position.